Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual report on Form 20-F for the year ended March 31, 2023 (the “Report”) of China Jo-Jo Drugstores, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof, we, Lei Liu, President and Chief Executive Officer, and Ming Zhao, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Lei Liu
Lei Liu
President and Chief Executive Officer
(Principal Executive Officer)

/s/ Ming Zhao
Ming Zhao
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

June 15, 2023